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SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF CYPRESSTREE
                        SENIOR FLOATING RATE FUND, INC.

                               Dated May 1, 2000

   This will supplement all information provided in the Fund's Prospectus and Statement of Additional Information dated May 1, 2000, that relates to the Fund's investment adviser, investment subadviser and distributor. This Supplement should be read in conjunction with those portions of the Prospectus and Statement of Additional Information.

   This Supplement also provides important information about current fee waivers, which should be read in conjunction with the Fund's expense table in the Prospectus.

Investment Advisory, Subadvisory and Distribution Agreements

   Shareholders of the Fund approved a new two-year investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Fund at a special meeting of shareholders on June 1, 2000 (the "June Shareholder Meeting"). Shareholders also approved a new two-year subadvisory agreement with CIMCO at the June Shareholder Meeting.

   CFD, under its new name of American General Funds Distributors, Inc. ("AGFD"), has continued to serve as the distributor of the Fund's shares since the Acquisition. The Board of Directors of the Fund ("the Board") on February 27, 2000 approved a new distribution agreement substantially similar to the Fund's previous distribution agreement with CFD (shareholder approval of the new distribution agreement is not required under the Investment Company Act).

Board of Directors

   Bradford K. Gallagher, Chairman of the Board and President of CAM, resigned from the Board upon consummation of the Acquisition. Alice T. Kane, President of American General Fund Group, was appointed by the Board as a Director of the Fund and Chairman of the Board. The Board also nominated six additional Directors to be proposed for election, along with Ms. Kane, at the June Shareholder Meeting. Two of these nominees replaced Directors Arthur S. Loring and William F. Achtmeyer, who resigned upon their successors' election. Shareholders elected Judith L. Craven, William F. Devin, Ben H. Love, Joseph T. Grause, Jr., Timothy J. Ebner, Gustavo E. Gonzales, Jr., John E. Maupin, Jr. and Kenneth J. Lavery as Directors at the June Shareholder Meeting.

Fee Waiver

   Effective March 7, 2000, the Fund's investment adviser voluntarily agreed to reimburse the Fund's expenses to the extent necessary so that the total annualized fund expenses do not exceed 1.25% of average daily gross assets. This voluntary waiver will continue until further notice. In addition, CIMCO has agreed to waive a portion of its subadvisory fee in connection with the Acquisition described on page 16 of the Prospectus.

Telephone Transactions

   The Section entitled "Telephone Transactions" on page 28 of the Prospectus is deleted in its entirety and replaced by the following: Shareholders are not permitted to request exchanges and/or repurchases by telephone.

                               September 7, 2000

0800:91417